Exhibit 32.1
CERTIFICATION OF INTERIM CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Tom Conrad, Interim Chief Executive Officer of Sonos, Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge, this Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended March 29, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 7, 2025	By:	/s/ Tom Conrad
Tom Conrad
Interim Chief Executive Officer (Principal Executive Officer)